EXHIBIT 10.1

                             SUBSCRIPTION AGREEMENT

                                   ZLATO INC.

The undersigned (the "Subscriber") hereby irrevocably subscribes for that number of shares of common stock (the "Shares") of Zlato Inc., a Nevada corporation (the "Company"), set forth below, upon and subject to the terms and conditions set forth in the Company's Prospectus dated ______________, in the United States Securities and Exchange Commission Registration Statement on Form S-1, to which this Subscription Agreement is attached and which the Subscriber acknowledges as having received and read.

Total number of shares subscribed for at US $0.05 per share: ___________ shares.

Amount paid with this  Subscription  Agreement at a price of US $0.05 per Share:
US $__________________.

This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

The Company has the right to accept or reject any Subscription Agreement, in whole or in part. An executed acknowledgment of the acceptance of your subscription will be returned to you promptly after acceptance.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___ day of _____________, 201__.


Signature: __________________________________________

Print Name: _________________________________________

Address:_____________________________________________

        _____________________________________________

Subscriber's Passport or
National Identification Number ______________________

Name as it should appear on the Certificate:_______________________________

Signature of Co-owners, if applicable:_____________________________________

If Joint Ownership, check one (all parties must sign above):

[ ] Joint Tenants with Right of Survivorship
[ ] Tenants in Common
[ ] Community Property
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                              PAYMENT INSTRUCTIONS

Payment for the number of shares subscribed for shall be made at the time of delivery of the properly executed Subscription Agreement, or such date as the Company shall specify by written notice to subscribers. Payment shall be made by international bank draft or money order in US funds and shall be made payable to: Law Offices of Thomas Puzzo, PLLC., ITF Zlato Inc.

                              DELIVERY INSTRUCTIONS

Please send your executed Subscription Agreement and bank draft or money order for payment to:

                                   Zlato Inc.

                   Mlynska 28, 040 01 Kosice, Slovak Republic

                             Phone: 1 (646) 875-5747

                     Attention: Dana Gallovicova, President


                           ACCEPTANCE OF SUBSCRIPTION

The foregoing Subscription is hereby accepted for and on behalf of Zlato Inc. this _____day of _____________, 201__.

                                            ZLATO INC.


                                            By: ________________________________
                                            Name:  Dana Gallovicova
                                            Title: President